Subsequent events	12 Months Ended
Dec. 31, 2022
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Subsequent events
37	Subsequent events
37.1 Credit US EXIM
Embraer completed a credit operation of US$ 200 million to finance purchases of supplies made by Embraer in the United States. This operation became effective in January 2023, and disbursements will be made according to proof of purchases of inputs from suppliers. This credit was granted by Citibank and guaranteed by Exim Bank, the official US export credit agency.
37.2 Investment in the fund MSW MultiCorp 2
On January 27, 2023, Embraer announced an initial investment of
R$
20 million (US$ 3.8) in MSW MultiCorp 2, fund managed by MSW Capital, a Venture Capital manager, with the objective of attracting and boosting innovative Brazilian startups that have synergy with the company’s innovation strategy.
On February 13, 2023, Embraer paid in an amount of R$ 1.3 million (US$ 0.3). As a result of this event, Embraer now holds 40% of the shares of MSW MultiCorp.